                                                                   EXHIBIT 10.56

                                                               [IBM LOGO]
                                                            5600 Cottle Road
                                                         San Jose, CA 95193 0001

May 5, 2003

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110

Attention: Mr. Michael Harrison

Subject:  Amendment 11 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 11 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

IBM P/N / NUMA-Q
      P/N            BROCADE P/N          DESCRIPTION                      UNIT PRICE
      [*]                [*]         8-Port Fibre Channel                      [*]
                                     Switch Single Power
                                     Supply (SW2400)
                                     Includes SES, Web
                                     tools, Zoning and
                                     Fabric Watch - whole
                                     unit switch Product

      [*]                [*]         16 Port Fibre Channel                     [*]
                                     Switch Single Power
                                     Supply (SW2800)
                                     Includes SES, Web
                                     tools, Zoning and
                                     Fabric Watch - whole
                                     unit switch Product

      [*]                [*]         Silkworm 2000 Power                       [*]
                                     Supply

      [*]                [*]         Mainboard, SW 2400                        [*]
                                     (8-port)

      [*]                [*]         Fan Tray, SW 2400                         [*]
                                     (8-port)

      [*]                [*]         Chassis, SW 2400                          [*]
                                     (8-port)

      [*]                [*]         Mainboard, SW 2800                        [*]
                                     (16-port)

      [*]                [*]         Fan Tray, SW 2800                         [*]
                                     (16-port)

------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #11 to SOW #1 of IBM/Brocade Agreement ROC-P-68

MAY 5, 2003
CONFIDENTIAL INFORMATION

      [*]                [*]         Chassis, SW 2800                                        [*]
                                     (16-port) with operator
                                     panel / LCD

      [*]                [*]         Quick Loop License                                      [*]

      [*]                [*]         Fabric Watch License                                    [*]

      [*]                [*]         Extended Fabrics                                        [*]

      [*]                [*]         Extended Fabrics                                        [*]

      [*]                [*]         Remote Switch                                           [*]

      [*]                [*]         Remote Switch                                           [*]

      [*]                [*]         8 Port Fibre Channel                                    [*]
                                     Switch Single Power
                                     Supply (SW3200)
                                     Includes Web Tools

      [*]                [*]         8 Port Fibre Channel                                    [*]
                                     Switch Single Power        Note:  Price for part number [*]
                                     Supply (SW3200)                                will be [*].
                                     Includes Web Tools,
                                     Full Fabric Upgrade
                                     Zoning and Fabric Watch

      [*]                [*]         Full Fabric Upgrade                                     [*]
                                     Includes Zoning and
                                     Fabric Watch

      [*]                [*]         16 Port Fibre Channel                                   [*]
                                     Switch Single Power
                                     Supply (SW3800)
                                     Includes Web tools,
                                     Zoning and Fabric
                                     Watch - whole unit switch
                                     Product

      [*]                [*]         Fan (SW3800)                                            [*]

      [*]                [*]         Power Supply (SW3800)                                   [*]

      [*]                [*]         Mainboard FRU (SW3800)                                  [*]

      [*]                [*]         32 Port Fibre Channel                                   [*]
                                     Switch Double Power
                                     Supply (SW3900)
                                     Includes, Webtools,
                                     Zoning, Fabric Watch,
                                     Trunking, and
                                     Performance Monitor -
                                     whole unit switch
                                     Product

      [*]                [*]         Fan (SW3900)                                            [*]

      [*]                [*]         Power Supply (SW3900)                                   [*]

      [*]                [*]         Mainboard FRU (SW3900)                                  [*]

      [*]                [*]         LUN Zoning                                              [*]

      [*]                [*]         LUN Zoning                                              [*]

      [*]                [*]         LUN Zoning                                              [*]

------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #11 to SOW #1 of IBM/Brocade Agreement ROC-P-68

MAY 5, 2003
CONFIDENTIAL INFORMATION

      [*]                [*]         Secure Fabric OS                                        [*]
                                     (SW3200)

      [*]                [*]         Secure Fabric OS                                        [*]
                                     (SW3800)

      [*]                [*]         1Gb Secure Fabric OS                                    [*]

      [*]                [*]         Secure Fabric OS                                        [*]
                                     (SW3900)

      [*]                [*]         Secure Fabric OS                                        [*]
                                     (SW12000)                  Note 1: Supplier will provide to
                                                                      Buyer [*] each purchase of
                                                                                part number [*].
                                                                        Note 2:  In addition [*]
                                                                    Supplier will provide [*] to
                                                                  Buyer if Buyer [*] as provided
                                                                                      below [*].

                                                                                             [*]

      [*]                [*]         Performance Bundle                                      [*]
                                     (Trunking and
                                     Performance Monitoring)

      [*]                [*]         Performance Bundle                                      [*]
                                     (Trunking and
                                     Performance Monitoring)

      [*]                [*]         32 Port Fibre Channel                                   [*]
                                     Core Switch (SW12000)
                                     Includes 2 Stiletto           Note 1:  If Buyer purchases a
                                     Port Blades, 2 CP            [*] Supplier will [*] of those
                                     Blades, 4 Power                        units purchased [*].
                                     Supplies, 3 Blowers, 6     Note 2: If Buyer purchases a [*]
                                     Port Blade Filler           Supplier will [*] purchased [*]
                                     Panels, 1 Cable
                                     Management Pillar,
                                     Fabric OS, Advanced Web
                                     Tools, Advanced Zoning,
                                     Fabric Watch,
                                     Performance Monitoring,
                                     Trunking.

      [*]                [*]         Rack Mounting Kit                                       [*]
                                     14U, FRU

      [*]                [*]         Switch Blade 16 port,                                   [*]
                                     2GB

      [*]                [*]         Switch Blade 16 port,                                   [*]
                                     2Gb, FRU

      [*]                [*]         Chassis Door, Includes                                  [*]
                                     Plastic and Metal door
                                     Components and IBM
                                     Front Badge

      [*]                [*]         Control Processor Blade                                 [*]

--------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #11 to SOW #1 of IBM/Brocade Agreement ROC-P-68

MAY 5, 2003
CONFIDENTIAL INFORMATION

      [*]                [*]         Stiletto Port Blade                                     [*]
                                     Slot Filler Panel,
                                     SW12000, FRU

      [*]                [*]         Power Supply ,                                          [*]
                                     180-264VAC, 1000W, FRU

      [*]                [*]         Blower Assembly, FRU                                    [*]

      [*]                [*]         Cable Management                                        [*]
                                     Pillar, FRU

      [*]                [*]         WWN Card                                                [*]

      [*]                [*]         Power Plug, Switch and                                  [*]
                                     Distribution Panel

      [*]                [*]         Chassis FRU, includes                                   [*]
                                     backplane, blower and
                                     power supply backplane,
                                     AC and blower harness.

      [*]                [*]         Rear WWN Bezel Assy                                     [*]

      [*]                [*]         Cable Management Tray                                   [*]

      [*]                [*]         AC Power Cord, FRU                                      [*]

      [*]                [*]         AC Power Cord,                                          [*]
                                     UK/Ireland, 250V, FRU

      [*]                [*]         AC Power Cord, Cont.                                    [*]
                                     Europe CEE7/7, FRU

      [*]                [*]         AC Power Cord,                                          [*]
                                     AUST/INZ, 250V

      [*]                [*]         AC Power Cord, Intl IEC                                 [*]

      [*]                [*]         Remote Switch software                                  [*]

      [*]                [*]         Extended Fabric software                                [*]

      [*]                [*]         Fabric Manager 3.x                                      [*]

      [*]                [*]         Fabric Manager                                          [*]
                                     4.0-Enterprise [*]

      [*]                [*]         Fabric Manager 4.0 -                                    [*]
                                     3.0 to 4.0 Upgrade to
                                     Enterprise [*]

All prices are in U.S. dollars.

2. Section 2.1, Pricing, after the pricing table add the following:

[*]

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

--------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #11 to SOW #1 of IBM/Brocade Agreement ROC-P-68

MAY 5, 2003
CONFIDENTIAL INFORMATION

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                         ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION     BROCADE COMMUNICATIONS SYSTEMS, INC.

By:  /s/ Karen Takahashi   6/2/03               By:  /s/ Jack Cuthbert        5/13/03
     -----------------------------                   --------------------------------
     Authorized Signature     Date                   Authorized Signature        Date

Karen Takahashi for Mark Scheftel                           Jack Cuthbert
----------------------------------              -------------------------------------
Type or Print Name                              Type or Print Name

  OEM Procurement Managememt                            V.P. Worldwide Sales
----------------------------------              -------------------------------------
Title & Organization                            Title & Organization


Amendment #11 to SOW #1 of IBM/Brocade Agreement ROC-P-68

MAY 5, 2003
CONFIDENTIAL INFORMATION